SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                AMENDMENT NO. 1
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 4, 1998
                                                         ----------------


                    SEACOAST FINANCIAL SERVICES CORPORATION
                    ---------------------------------------
             (Exact name of Registrant as Specified in its Charter)


     Massachusetts                    000-25077                        04-1659040
-----------------------       -----------------------        ------------------------------------
                              -
(State of Incorporation)      (Commission File Number)       (IRS Employer Identification Number)


791 Purchase Street, New Bedford, Massachusetts                    02740
-----------------------------------------------                    ------
   (Address of Principal Executive Offices)                       (Zip Code)


                                 (508) 984-6000
                         -------------------------------
                         (Registrant's Telephone Number)


                                 Not Applicable
         --------------------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits

     Pursuant to the requirements of Form 8-K, Seacoast Financial Services Corporation (the "Company") hereby files this Amendment No. 1 to its Current Report on Form 8-K initially filed with the Securities and Exchange Commission on December 17, 1998 to report its acquisition of Sandwich Bancorp, Inc. (Sandwich).


     (b) Pro Forma Financial Information

          The following unaudited pro forma financial statements of the Company are incorporated by reference herein to Amendment No. 2 to the Company's Registration Statement on Form S-1, filed with the Securities and Exchange Commission on September 15, 1998 (Registration No. 333-52889):


          -- Condensed consolidated balance sheets as of May 31, 1998 and October 31, 1997

          -- Consensed consolidated statements of income for the seven months ended May 31, 1998 and 1997

          -- Condensed consolidated statements of income for the years ended
             October 31, 1997, 1996 and 1995.


          The pro forma information should be read in conjunction with the notes thereto and the historical consolidated financial statements of the Company and Sandwich including the related notes as set forth in Item 7.(a) of the Form 8-K filed on December 17, 1998.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      SEACOAST FINANCIAL SERVICES CORPORATION


Date: February 8, 1999                By   /s/ Kevin G. Champagne
                                         ------------------------------------
                                           Kevin G. Champagne
                                           President and Chief Executive Officer